SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 28, 2004


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  0-10772


         Virginia                                                   54-0846569
(State or other jurisdiction of                           (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                         21046-2306
(Address of principal executive office)                              (Zip Code)



Registrant's telephone number, including area code:             (301) 939-7000


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                                ESSEX CORPORATION



Item 2.    Acquisition or Disposition of Assets

           Pursuant to an Asset Purchase Agreement dated as of June 3, 2004 (the "Agreement") by and among the Registrant, Performance Group, Inc. a Virginia corporation ("PGI"), and Ronald Horn, Sole Shareholder of PGI. The Merger became effective as of June 25, 2004. The terms of the Merger are contained in the Agreement, which is included herewith as Exhibit 2.1.

Item 7.    Financial Statements and Exhibits

           (a) The financial statements required by this Item are not included in this initial report on Form 8-K but will be filed by amendment not later than sixty days after the date that the initial report on Form 8-K must be filed.

           (b) The pro forma financial information of Essex Corporation required by this Item are not included in this initial report on Form 8-K but will be filed by amendment not later than sixty days after the date that the initial report on Form 8-K must be filed.

           (c)             Exhibits

           Exhibit 2.1 Asset Purchase Agreement among Essex Corporation, Performance Group, Inc. and Ronald Horn dated June 3, 2004 (excluding Exhibits and Schedules)

           Exhibit 99.1    Press release dated June 28, 2004


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ESSEX CORPORATION
                                  (Registrant)



                            /S/ LEONARD E. MOODISPAW
                            -------------------------------------------
DATE:  July 6, 2004         Leonard E. Moodispaw
                            President and Chief Executive Officer


                                      2
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                                ESSEX CORPORATION


                                  EXHIBIT INDEX

                    (Pursuant to Item 601 of Regulation S-X)

Exhibit
NUMBER         DESCRIPTION AND METHOD OF FILING

2.1 Asset Purchase Agreement among Essex Corporation, Performance Group, Inc. and Ronald Horn, dated as of June 3, 2004, (excluding Exhibits and Schedules) filed herewith.

99.1           Press release dated June 28, 2004, filed herewith.